FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 14, 1997



                           First Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Wisconsin                        0-11889                        39-1471963
--------------------------------------------------------------------------------
(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)



1305 Main Street
Stevens Point, Wisconsin                                              54481
--------------------------------------------------------------------------------
(Address of principal executive office)                             (Zip Code)


Registrant's telephone number, including area code: (715) 341-0400


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On January 14, 1997, First Financial Corporation (the "Company") announced earnings for the quarter and year ended December 31, 1996. A copy of the earnings announcement is attached as Exhibit 28 hereto and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST FINANCIAL CORPORATION
                                          (Registrant)


                                          By    /s/ John C. Seramur
                                                   John C. Seramur
                                                   President and Chief
                                                     Executive Officer


Dated:  January 14, 1997

                                                                      EXHIBIT 28


                                                           Thomas H. Neuschaefer
                                                                  (715) 345-4427

                                                            Kenneth F. Csinicsek
                                                                  (715) 345-4352



           FIRST FINANCIAL CORPORATION ANNOUNCES SEVENTH STRAIGHT YEAR
                             OF RECORD CORE EARNINGS


SUMMARY OF EARNINGS
($ in 000s, except
per share amounts)


                                                           QUARTER ENDED                               YEAR ENDED
                                                            DECEMBER 31                                DECEMBER 31
                                                 ----------------------------------        -----------------------------------

                                                        1996             1995                    1996             1995
                                                        ----             ----                    ----             ----

EARNINGS:
  Core Earnings                                           $19,240         $19,059                 $72,425            $68,018
  Less One-Time Charges                                        --              --                (21,967)            (4,034)
                                                          -------         -------                --------            -------
  Income Before Extraordinary Item                         19,240          19,059                  50,458             63,984
  Extraordinary Item                                           --              --                   (686)                 --
                                                          -------         -------                --------            -------
  Net Income                                              $19,240         $19,059                 $49,772            $63,984
                                                          =======         =======                ========            =======

EARNINGS PER SHARE:
  Core Earnings                                             $0.51           $0.50                   $1.90              $1.79
  Less One-Time Charges                                        --              --                  (0.58)             (0.10)
                                                            -----           -----                  ------             ------
  Income Before Extraordinary Item                           0.51            0.50                    1.32               1.69
  Extraordinary Item                                           --              --                  (0.02)                 --
                                                            -----           -----                  ------             ------
  Net Income                                                $0.51           $0.50                   $1.30              $1.69
                                                            =====           =====                  ======             ======

Stevens Point, Wisconsin, January 14, 1997... First Financial Corporation (NASDAQ/NMS: FFHC) today announced record core earnings for the fourth quarter and for the fiscal year ended December 31, 1996.

For the fourth quarter of 1996, the company reported record net income of $19.2 million, compared to $19.1 million for the fourth quarter of 1995. Earnings per share in the fourth quarter were $0.51, reflecting a previously announced five-for-four stock split, as compared to an adjusted $0.50 per share for the fourth quarter of 1995.

Fourth quarter 1996 earnings actually exceeded 1995 earnings by roughly $0.04 per share since the 1995 earnings included a one-time benefit of approximately $0.03 per share relating to grandfathered accounting treatment for an employee stock ownership plan (ESOP).

For fiscal 1996, core earnings were a record $72.4 million, or $1.90 per share as compared to $68.0 million or an adjusted $1.79 per share for 1995. Core 1996 earnings exclude (i) a one-time after-tax charge of $18.4 million or $0.48 per share, associated with the recapitalization of the Savings Association Insurance Fund (SAIF), (ii) an after-tax charge of $3.6 million or $0.10 per share relating to the writedown of goodwill and other intangible assets and (iii) an extraordinary after-tax charge of $686,000 or $0.02 per share, resulting from costs associated with the early redemption of subordinated notes. Core 1995 earnings exclude a $4.0 million charge, or $0.10 per share, associated with an acquisition. Core earnings for 1995 were also enhanced by the beneficial ESOP accounting treatment previously noted.

With the inclusion of the one-time charges and the extraordinary item, the company reported net income of $49.8 million, or $1.30 per share, compared to $64.0 million, or an adjusted $1.69 per share, in 1995. Earnings for 1995 include the aforementioned acquisition charge.

Excluding the one-time charges and the extraordinary item, the company's annualized return on average assets (ROA) for the fourth quarter was 1.37%, compared to $1.40% for the fourth quarter of 1995. For the year, First Financial's ROA was 1.31%, compared to 1.25% in 1995.

The company's annualized return on average stockholders' equity (ROE) for the fourth quarter, excluding the adjustments, was 18.81%, compared to 20.30% for the fourth quarter of 1995. The company's ROE for 1996 was 17.91%, compared to 19.16% in 1995.

"This was a very eventful year in the history of our company," said John C. Seramur, president and chief executive officer of First Financial. "In addition to our record performance, Congress finally passed legislation which recapitalized the Savings Association Insurance Fund and lowered our deposit insurance costs. Also, Congress essentially repealed the bad debt recapture tax which eliminates a major cost for thrifts that convert to bank charters or are acquired by banks. These legislative actions greatly strengthen the foundation of our company and the entire thrift industry".

For the fourth quarter of 1996, the company's net interest margin remained strong at 3.55%, compared to 3.57% for the fourth quarter of 1995. The company's net interest margin for 1996 was 3.56%, up from 3.51% in 1995.

Non-interest income amounted to $12.4 million, up from $10.9 million in the last quarter of 1995. For the year, non-interest income totalled $46.4 million, up from $44.3 million in 1995.

Controllable expenses as a percentage of average total assets were 1.95%, compared to 1.78% for the fourth quarter of 1995. For the year, this ratio was 2.02%, compared to 1.96% in 1995. The company's efficiency ratio, which compares controllable non-interest expenses as a percentage of recurring income before expense was 46.74%, in the fourth quarter, compared to 43.52% for the fourth quarter of 1995. For the year, the company's efficiency ratio was 48.35%, compared to 47.89% in 1995. Comparisons of the expense and efficiency ratios for 1995 and 1996 are distorted because of the ESOP accounting benefit mentioned earlier. Nonetheless, First Financial continues to have one of the best efficiency ratios in the industry for banks of its size.

The quality of the company's assets remains excellent. The company's ratio of non-performing assets to total assets was 0.28% at the end of 1996, down from the already low ratio of 0.54% at year end 1995.

Shareholder's equity increased to $410.5 million, up from $384.9 million at the end of 1995. Book value per share was $11.15 per share at the end of 1996, compared to an adjusted $10.38 per share at year end 1995.

During the fourth quarter of 1996, the company announced a six-month 5% stock repurchase program whereby up to 1,875,000 shares would be repurchased. As of year end, the company had repurchased 648,395 shares at an average cost of $22.28 per share. The company also distributed a 5-for-4 stock split on December 30, 1996 and effectively increased its cash dividend to shareholders by 25% as it maintained its dividend at $0.15 per share. The company paid total cash dividends of an adjusted $0.51 per share during 1996 which represents a payout ratio of approximately 27% of 1996 core earnings.

First Financial Corporation is the holding company for First Financial Bank, one of the country's largest savings banks. The Corporation has total assets of approximately $5.7 billion and operates 128 consumer banking offices throughout Wisconsin and Illinois.

                                       ###

                                                       FIRST FINANCIAL CORPORATION
                                                          FINANCIAL HIGHLIGHTS
                                            (Dollars in thousands, except per share amounts)
                                                               (Unaudited)

                                                                 Three Months Ended                       Year Ended
                                                                     December 31,                         December 31,
                                                               ---------------------               -------------------
                                                                1996                 1995             1996                 1995
                                                               -------             -------         ---------             ------
RESULTS OF OPERATIONS
   Interest income                                           $  106,432         $  104,619        $  419,050          $  417,308
   Interest expense                                             (59,131)           (58,876)         (231,741)           (234,171)
                                                             ----------         ----------        ----------          ----------
   Net interest income                                           47,301             45,743           187,309             183,137
   Provision for loan losses                                     (2,100)            (2,673)           (9,030)             (9,738)
   Gain on disposition of loans,
     securities and other assets                                    979              1,054             3,490               3,885
   Non-interest income                                           11,410              9,853            42,904              40,406
   Acquisition related costs (6)                                     --                 --                --              (6,458)
   SAIF recapitalization charge (3)                                  --                 --           (28,767)                 --
   Goodwill writedown (4)                                            --                 --            (4,238)                 --
  Non-interest expense                                          (28,013)           (25,331)         (115,767)           (112,144)
                                                             ----------         ----------        ----------          ----------
   Income before income taxes
     and extraordinary item                                      29,577             28,646            75,901              99,088
   Income taxes                                                  10,337              9,587            25,443              35,104
                                                             ----------         ----------        ----------          ----------
   Income before extraordinary item                              19,240             19,059            50,458              63,984
   Extraordinary item, net of income
     tax (5)                                                         --                 --              (686)                 --
                                                             ----------         ----------        ----------          ----------
   Net income                                                $   19,240         $   19,059        $   49,772          $   63,984
                                                             ==========         ==========        ==========          ==========

   Core earnings (before extraordinary
     item and one-time charges)                              $   19,240         $   19,059        $   72,425          $   68,018
                                                             ==========         ==========        ==========          ==========

   Fully diluted earnings per share (1):
    Core earnings (before extraordinary
      item and one-time charges)                             $     0.51         $     0.50        $     1.90          $     1.79
    One-time charges (3)(4)(6)                                       --                 --             (0.58)             (0.10)
                                                             ----------         ----------        ----------          ----------
     Income before extraordinary item                              0.51               0.50              1.32                1.69
     Extraordinary item (5)                                          --                 --             (0.02)                 --
                                                             ----------         ----------        ----------          ----------
     Net income                                              $     0.51         $     0.50        $     1.30          $     1.69
                                                             ==========         ==========        ==========          ==========

   Weighted average shares outstanding (1):
     Primary                                                 38,001,000         37,991,000        38,093,000          37,732,000
     Fully diluted                                           38,044,000         38,020,000        38,220,000          37,917,000

   Cash dividend per share (1)                               $    0.150         $    0.096        $   0.510           $    0.384

OPERATING INFORMATION
   Average assets                                            $5,623,738         $5,429,989        $5,519,745          $5,461,712
   Average stockholders' equity                              $  409,047         $  375,461        $  404,307          $  354,917

   Return on average assets (3)(4)(5)(6)(7):
     Before extraordinary item and
      one-time charges                                            1.37%              1.40%             1.31%               1.25%
     After extraordinary item and
      one-time charges                                            1.37%              1.40%             0.90%               1.17%

   Return on average stockholders' equity (3)(4)(5)(6)(7):
     Before extraordinary item and
      one-time charges                                           18.81%             20.30%            17.91%              19.16%
     After extraordinary item and
      one-time charges                                           18.81%             20.30%            12.31%              18.03%

   Average interest-earning assets                           $5,362,852         $5,182,038        $5,268,393          $5,214,321
   Average interest-bearing
     liabilities                                             $5,075,456         $4,947,029        $5,012,944          $5,024,194
   Earning Asset Ratio                                           105.66%            104.75%           105.10%             103.78%


                                                       FIRST FINANCIAL CORPORATION

                                                                 Three Months Ended                      Year Ended
                                                                     December 31,                        December 31,
                                                               ---------------------               ------------------
                                                                  1996              1995              1996                1995
                                                               ---------          --------         ---------            ------
OPERATING INFORMATION (Continued)
   Net interest margin (7):
     Yield on loans receivable                                      8.42%              8.57%              8.47%             8.52%
     Yield on mortgage-related
       securities                                                   7.21%              7.14%              7.16%             7.12%
     Yield on investments                                           5.98%              5.74%              5.77%             5.70%
                                                               ---------          ---------          ---------         ---------
     Yield on interest-earning assets                               7.93%              8.07%              7.95%             8.00%
                                                               ---------          ---------          ---------         ---------

     Cost of deposits                                               4.50%              4.53%              4.49%             4.43%
     Cost of borrowings                                             5.60%              6.47%              5.69%             6.45%
                                                               ---------          ---------          ---------         ---------
     Cost of funds                                                  4.63%              4.72%              4.62%             4.66%
                                                               ---------          ---------          ---------         ---------
     Interest spread                                                3.30%              3.35%              3.33%             3.34%
                                                               =========          =========          =========         =========

     Net interest margin                                            3.55%              3.57%              3.56%             3.51%
                                                               =========          =========          =========         =========

   Non-interest expense, excluding
     one-time charges, to average
     total assets (3)(4)(5)(6)(7)                                   1.99%              1.87%              2.10%             2.05%
   Controllable expense (total non-
     interest expense less foreclo-
     sure expense and amortization
     of intangible assets) to average
     total assets (7)                                               1.95%              1.78%              2.02%             1.96%
   Efficiency ratio (controllable
     expense as % of recurring income
     before expenses)(7)                                           46.74%             43.52%             48.35%            47.89%

   Loan originations                                           $  236,295         $  257,144         $1,064,806        $  929,210

   Loan loss allowance activity:
     Balance at beginning of period                            $   23,596         $   25,131         $   25,235        $   25,180
     Provision for loan losses                                      2,100              2,673              9,030             9,738
     Loan charge-offs (net)                                        (2,468)            (2,569)           (11,037)           (9,683)
                                                               ----------         ----------         ----------        ----------
     Balance at end of period                                  $   23,228         $   25,235         $   23,228        $   25,235
                                                               ==========         ==========         ==========        ==========


     Net charge-offs to average loans (7)                           0.28%              0.28%              0.31%             0.27%
     Average loans receivable                                  $3,519,606         $3,631,599         $3,562,696        $3,566,437

See Notes to Financial Highlights

                                                       FIRST FINANCIAL CORPORATION

                                                                                              At                      At
                                                                                         December 31,             December 31,
                                                                                             1996                     1995
                                                                                         ------------               --------
FINANCIAL CONDITION
  Total assets                                                                            $ 5,700,431             $5,471,108
  Investment securities                                                                       215,467                249,155
  Mortgage-related securities (MBS)                                                         1,650,437              1,270,761
  Loans receivable, including loans
    held for sale                                                                           3,512,819              3,616,800
  Cost in excess of fair value of
    net assets of acquired businesses (4)                                                       1,356                  4,164
  Core deposit intangibles (4)                                                                 11,383                 17,317
  Mortgage servicing rights                                                                     9,243                  8,395
  Deposits                                                                                  4,444,932              4,424,525
  Borrowings (5)                                                                              769,526                570,508

  Stockholders' equity                                                                    $   410,511             $  384,917
  Stockholders' equity to total assets                                                          7.20%                  7.04%
  Tangible stockholders' equity                                                           $   397,772             $  363,436

  Shares outstanding (1)(2)                                                                36,802,484             37,095,456
  Book value per share (1)(2)                                                             $     11.15             $    10.38
  Tangible book value per share (1)2)                                                     $     10.81             $     9.80
  Market price per share at end of period (1)(2)                                          $     24.50             $    18.40

  Number of branch offices                                                                        128                    129
  Number of employees                                                                           1,778                  1,781

ASSET QUALITY DATA
  Non-performing assets
   Non-accrual loans:
    Residential mortgage                                                                  $     7,932             $    7,322
    Commercial real estate mortgage                                                                98                    162
    Commercial business                                                                           156                    649
    Manufactured housing                                                                        1,164                    926
    Consumer and other                                                                          2,638                  3,187
                                                                                          -----------             ----------
      Total non-accrual loans                                                                  11,988                 12,246
   Non-accrual MBSs                                                                                --                 12,858
   Foreclosed real estate properties                                                            3,658                  2,974
   Real estate investments                                                                         --                  1,309
   Other repossessed assets                                                                       339                    405
                                                                                          -----------             ----------
      Total non-performing assets                                                         $    15,985             $   29,792
                                                                                          ===========             ==========

  Non-accrual loans to loans receivable                                                         0.34%                  0.34%
  Non-performing assets to total assets                                                         0.28%                  0.54%

  Summary of loan loss allowances:
   Credit cards                                                                           $     6,783             $    6,425
   Residential mortgage                                                                         6,610                  7,726
   Manufactured housing                                                                         1,814                  3,034
   Commercial real estate mortgage                                                              3,621                  3,823
   Commercial business                                                                            343                    585
   Consumer and other                                                                           4,057                  3,642
                                                                                          -----------             ----------
      Total loan loss allowances                                                          $    23,228             $   25,235
                                                                                          ===========             ==========

   Allowances to loans receivable                                                               0.66%                  0.70%

   Allowances as percent of non-
    accrual loans                                                                             193.76%                206.07%

REGULATORY CAPITAL RATIOS:
  First Financial Bank (Estimated for 1996)
   Tangible capital                                                                             6.18%                  7.30%
   Core leverage capital                                                                        6.37                   7.59
   Risk-based capital                                                                          13.65                  15.76

                                                       FIRST FINANCIAL CORPORATION
                                             CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                                               (Unaudited)

                                                                 ASSETS
                                                                                           December 31,    December 31,
                                                                                               1996            1995
                                                                                           ------------    --------
                                                                                                  (In thousands)

Cash                                                                                       $  133,529              $  123,379
Federal funds sold                                                                              2,513                  34,929
Interest-earning deposits                                                                      18,043                  13,801
                                                                                           ----------              ----------
  Cash and cash equivalents                                                                   154,085                 172,109

Securities available for sale (at fair value):
     Investment securities                                                                    136,477                  80,999
     Mortgage-related securities                                                            1,048,085                 571,293
Securities held to maturity (at amortized cost):
     Investment securities                                                                     58,434                 119,426
     Mortgage-related securities                                                              602,352                 699,468
Loans receivable:
     Held for sale                                                                             19,119                  26,651
     Held for investment                                                                    3,493,700               3,590,149
Foreclosed properties and repossessed
  assets                                                                                        3,997                   3,379
Real estate held for investment or sale                                                         7,431                   8,289
Office properties and equipment, at cost                                                       50,428                  51,124
Intangible assets, less accumulated
  amortization (4)                                                                             12,739                  21,481
Other assets                                                                                  113,584                 126,740
                                                                                           ----------              ----------
                                                                                           $5,700,431              $5,471,108
                                                                                           ==========              ==========


                                                  LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
     Checking                                                                              $  455,143              $  473,203
     Money market accounts                                                                    377,466                 310,545
     Passbook                                                                                 649,841                 687,960
     Certificates of deposit                                                                2,962,482               2,952,817
                                                                                            ---------               ---------
        Total deposits                                                                      4,444,932               4,424,525

Borrowings (5)                                                                                769,526                 570,508
Advance payments by borrowers for
     taxes and insurance                                                                       13,382                  13,206
Other liabilities                                                                              62,080                  77,952
                                                                                           ----------              ----------
        Total liabilities                                                                   5,289,920               5,086,191
                                                                                           ----------              ----------

Stockholders' equity (1)(2):
   Serial preferred stock, $1 par value:
       Authorized, 3,000,000 shares
       None issued
   Common stock, $1 par value:
       Authorized, 75,000,000 shares
       Issued, 37,450,879 (1996) and
         37,095,456 (1995) shares
       Outstanding, 36,802,484 (1996) and
         37,095,456 (1995) shares                                                              37,451                  37,095
   Additional paid-in capital                                                                  43,683                  42,337
   Net unrealized gain (loss) on
      securities available for sale                                                             1,300                  (6,021)
   Treasury stock, 648,395 shares, at cost                                                    (14,447)                     --
   Common stock purchased by ESOP                                                                  --                    (271)
   Retained earnings (substantially restricted)                                               342,524                 311,777
                                                                                           ----------              ----------
        Total stockholders' equity                                                            410,511                 384,917
                                                                                           ----------              ----------
                                                                                           $5,700,431              $5,471,108
                                                                                           ==========              ==========

                                                     FIRST FINANCIAL CORPORATION
                                                  CONSOLIDATED STATEMENTS OF INCOME
                                                             (Unaudited)

                                                           Three Months Ended                     Year Ended
                                                               December 31,                       December 31,
                                                          ---------------------               ----------------
                                                              1996              1995            1996             1995
                                                          ----------         --------         --------         ------
                                                                      (In thousands, except per share amounts)
Interest income:
   Mortgage loans                                            $ 43,244         $ 46,273        $175,508        $183,434
   Other loans                                                 30,915           31,537         126,186         120,256
   Mortgage-related securities                                 27,584           23,070          97,251          98,821
   Investments                                                  4,689            3,739          20,105          14,797
                                                             --------         --------        --------        --------
     Total interest income                                    106,432          104,619         419,050         417,308
Interest expense:
   Deposits                                                    50,103           50,768         199,450         196,823
   Borrowings                                                   9,028            8,108          32,291          37,348
                                                             --------         --------        --------        --------
     Total interest expense                                    59,131           58,876         231,741         234,171
                                                             --------         --------        --------        --------
     Net interest income                                       47,301           45,743         187,309         183,137
Provision for losses on loans                                   2,100            2,673           9,030           9,738
                                                             --------         --------        --------        --------
                                                               45,201           43,070         178,279         173,399
Non-interest income:
   Deposit account service fees                                 3,836            3,312          13,934          12,101
   Loan fees and service charges                                3,405            2,908          12,300          11,109
   Insurance and brokerage sales
     commissions                                                1,838            1,527           7,293           6,849
   Service fees on loans sold                                   1,513            1,496           6,193           7,125
   Gain (loss) on disposition of loans
     and mortgage-related securities,
     net                                                          (26)           1,056           2,029           2,703
   Net gain (loss) on sales of
     securities available for sale                              1,005               (2)          1,461           1,182
   Other                                                          818              610           3,184           3,222
                                                             --------         --------        --------        --------
     Total non-interest income                                 12,389           10,907          46,394          44,291
                                                             --------         --------        --------        --------
     Operating income                                          57,590           53,977         224,673         217,690
                                                             --------         --------        --------        --------
Non-interest expense:
   Compensation, payroll taxes
     and benefits                                              12,274            9,954          47,996          45,263
   Federal deposit insurance premiums                           1,997            2,594           9,672          10,169
   SAIF recapitalization charge (3)                                --               --          28,767              --
   Occupancy                                                    2,167            2,191           9,377           9,006
   Data processing                                              1,903            1,770           7,577           7,159
   Loan expenses                                                1,848            1,712           7,222           6,257
   Telephone and postage                                        1,659            1,579           6,594           6,434
   Marketing                                                    1,089              519           6,012           5,941
   Furniture and equipment                                      1,013            1,050           4,855           5,303
   Amortization of intangible assets                              902            1,311           4,717           5,245
   Goodwill writedown (4)                                          --               --           4,238              --
   Net cost of foreclosed properties                             (328)            (179)           (260)           (164)
   Acquisition-related costs                                       --               --              --           6,458
   Other                                                        3,489            2,830          12,005          11,531
                                                             --------         --------        --------        --------
     Total non-interest expense                                28,013           25,331         148,772         118,602
                                                             --------         --------        --------        --------
Income before income taxes
  and extraordinary item                                       29,577           28,646          75,901          99,088
Income taxes                                                   10,337            9,587          25,443          35,104
                                                             --------         --------        --------        --------
Income before extraordinary
  item                                                         19,240           19,059          50,458          63,984
Extraordinary item (5)                                             --               --            (686)             --
                                                             --------         --------        --------        --------

Net income                                                   $ 19,240         $ 19,059        $ 49,772        $ 63,984
                                                             ========         ========        ========        ========

Earnings per share (1)(2):
  Primary:
    Income before
      extraordinary item                                     $   0.51         $   0.50        $   1.33        $   1.70
     Extraordinary item (5)                                        --               --           (0.02)             --
                                                             --------         --------        --------        --------
     Net income                                              $   0.51         $   0.50        $   1.31        $   1.70
                                                             ========         ========        ========        ========
  Fully Diluted:
     Income before
       extraordinary item                                    $   0.51         $   0.50        $   1.32        $   1.69
     Extraordinary item (5)                                        --               --           (0.02)             --
                                                             --------         --------        --------        --------
     Net income                                              $   0.51         $   0.50        $   1.30        $   1.69
                                                             ========         ========        ========        ========

Cash dividends per share                                     $  0.150         $  0.096        $  0.510        $  0.384
                                                             ========         ========        ========        ========

                                            FIRST FINANCIAL CORPORATION
                                  CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                                                    (Unaudited)

                                                          Net
                                                       Unrealized
                                                        Holding
                                       Common             Gain                           Common
                                      Stock and        (Loss) on                          Stock
                                      Additional       Securities                       Purchased
                                       Paid-In         Available        Treasury        by ESOP          Retained      Stockholders'
                                       Capital          For Sale         Stock           Plan            Earnings         Equity
                                    ---------------  -------------  ------------------  -------------   -----------   --------------
                                                                       (in thousands)
Balances at
  December 31, 1995                     $ 79,432       $ (6,021)        $     --         $  (271)       $311,777           $384,917

Net income for the year
  ended December 31, 1996                                                                                 49,772             49,772

Cash dividends paid -
  $0.51 per share(1)                                                                                     (19,025)           (19,025)

Exercise of stock options                  1,702                                                                              1,702

Payment on ESOP loan                                                                         271                                271

Change in net unrealized
  holding gain (loss) on
  securities available
  for sale (net of taxes)                                 7,321                                                               7,321

Treasury stock purchased(2)                                              (14,447)                                           (14,447)
                                        --------       --------        ---------       --------         --------          --------

Balances at
  December 31, 1996                     $ 81,134       $  1,300        $ (14,447)       $     --        $342,524           $410,511
                                        ========       ========        =========        ========        ========           ========

                           FIRST FINANCIAL CORPORATION
                          NOTES TO FINANCIAL HIGHLIGHTS
                    Quarter and Year Ended December 31, 1996



(1) On December 30, 1996 First Financial Corporation ("FFC") distributed a five-for-four stock split, effected in the form of a 25% stock dividend, to shareholders of record on December 16, 1996. All numbers of shares and per share amounts included herein have been adjusted to reflect this distribution.

(2) During the fourth quarter of 1996, FFC announced a six-month 5% stock repurchase program whereby up to 1,875,000 shares would be repurchased. As of year end, the company had repurchased 648,395 shares at an average cost of $22.28 per share.

(3) On September 30, 1996 the Omnibus Appropriations Act of 1997 was signed into law which provided for the recapitalization of the Savings Association Insurance Fund ("SAIF") of the FDIC and resulted in a one-time charge to SAIF-insured institutions. The effect on FFC of the charge on third quarter 1996 results was $28.8 million before tax and $18.4 million net of taxes, or $0.48 per share.

(4) During the third quarter of 1996, FFC wrote down certain goodwill and core deposit intangibles, relating primarily to acquisitions in the early 1980's, to conform to FFC's current 15-year maximum amortization term for such assets. The total charges during the third quarter 1996 for goodwill and intangibles were $4.2 million before taxes and $3.6 million net of taxes, or $0.10 per share.

(5) In January 1996, FFC redeemed all of its outstanding 8% Subordinated Notes due November, 1999 (which aggregated $54,925,000 at the date of redemption). The net after-tax cost associated with this redemption, $686,000 or $0.02 per share, has been reported as an extraordinary charge.

(6) During the first quarter of 1995, FFC completed the acquisition of FirstRock Bancorp, Inc. of Rockford, Illinois ("FirstRock") in a transaction accounted for as a pooling-of-interests. As a result of the FirstRock acquisition, FFC and FirstRock incurred acquisition charges of $4.0 million on an after-tax basis, or $0.10 per share.

(7)         Annualized data, as applicable.